STORAGE USA, INC.

                               AMENDMENT NO. 2 TO
                  1995 EMPLOYEE STOCK PURCHASE AND LOAN PLAN


      This Amendment No. 2, dated as of May 5, 1999 to the Storage USA, Inc. 1995 Employee Stock Purchase and Loan Plan, recites and provides as follows:

      At the annual meeting held on May 5, 1999 the shareholders of Storage USA, Inc. (the "Company") voted to amend the Company's 1995 Employee Stock Purchase and Loan Plan (the "Plan"), pursuant to Article XI of the Plan, to increase the number of shares of the Company's Common Stock available under the Plan from 500,000 to 750,000.

      NOW, THEREFORE, the following amendment to the Plan is hereby adopted:

      Article V. The maximum aggregate number of shares of Common Stock that may be issued under this Plan is 750,000 (subject, however, to adjustments as provided in Article VIII).


      IN WITNESS WHEREOF, the Company has caused this Amendment No. 2 to be executed as of the date first above written.


                                    STORAGE USA, INC.



                                    By:  /s/ John W. McConomy
                                        ---------------------------------
                                             John W. McConomy
                                             Secretary